UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-23072
                                                    -----------

                 First Trust Dynamic Europe Equity Income Fund
           ---------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
           ---------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
           ---------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                      Date of fiscal year end: December 31
                                              -------------

                    Date of reporting period:   June 30, 2016
                                             -------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                                                     FIRST TRUST
                                        DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)

--------------------------------------------------------------------------------

                                                              SEMI-ANNUAL REPORT
                                                        FOR THE SIX MONTHS ENDED
                                                                   JUNE 30, 2016


   HENDERSON
GLOBAL INVESTORS                                                     FIRST TRUST

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2016

Shareholder Letter..........................................................   1
At a Glance.................................................................   2
Portfolio Commentary........................................................   3
Portfolio of Investments....................................................   5
Statement of Assets and Liabilities.........................................  10
Statement of Operations.....................................................  11
Statements of Changes in Net Assets.........................................  12
Statement of Cash Flows.....................................................  13
Financial Highlights........................................................  14
Notes to Financial Statements...............................................  15
Additional Information......................................................  22

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Henderson Global Investors (North America) Inc. ("Henderson" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Dynamic Europe Equity Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and future performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance during the period covered by this report. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Henderson are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 JUNE 30, 2016

Dear Shareholders:

Thank you for your investment in First Trust Dynamic Europe Equity Income Fund (the "Fund").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with this semi-annual report which contains detailed information about your investment for the six months ended June 30, 2016, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

While markets were up and down during 2015, we believe there are three important things to remember. First, the U.S. economy grew, despite the massive decline in oil prices. Second, the tapering that began in 2014 by the Federal Reserve (the "Fed") did not stop growth in the U.S. economy. Finally, the long-anticipated rate hike by the Fed in December had little effect on the money supply, and the stock market was not shocked by the hike. Early in 2016, many investors were concerned that the volatility we saw in the market in 2015 would continue, and it did. From December 31, 2015 through February 11, 2016, the S&P 500(R) Index declined by 10.27%. Since then, the market has made a steady comeback, and as of June 30, 2016, the S&P 500(R) Index was up 15.73%.

First Trust believes that having a long-term investment horizon and investing in quality products can help you reach your goals, regardless of how the market behaves. We have always maintained perspective about the markets and believe investors should as well. We will continue to strive to provide quality investments each and every day, which has been one of the hallmarks of our firm since its inception 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on helping investors like you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
"AT A GLANCE"
AS OF JUNE 30, 2016 (UNAUDITED)

-------------------------------------------------------------------
FUND STATISTICS
-------------------------------------------------------------------
Symbol on New York Stock Exchange                              FDEU
Common Share Price                                           $15.98
Common Share Net Asset Value ("NAV")                         $17.79
Premium (Discount) to NAV                                    (10.17)%
Net Assets Applicable to Common Shares                 $306,538,991
Current Monthly Distribution per Common Share (1)            $0.121
Current Annualized Distribution per Common Share             $1.452
Current Distribution Rate on Closing Common Share Price (2)    9.09%
Current Distribution Rate on NAV (2)                           8.16%
-------------------------------------------------------------------

-----------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
-----------------------------------------------
            Common Share Price   NAV
9/24/15     $20.00               $19.10
             20.00                19.06
             20.03                19.23
             20.04                19.91
             20.00                20.04
             20.00                20.10
10/15        20.00                19.90
             20.00                19.55
             18.42                19.04
             18.65                19.64
11/15        18.03                19.51
             18.33                19.37
             17.26                18.58
             17.02                18.73
             17.25                19.24
12/15        17.16                19.07
             16.25                17.76
             15.50                17.42
             15.07                17.64
1/16         15.59                18.07
             15.23                17.21
             14.26                16.56
             15.24                17.36
2/16         15.22                17.40
             15.38                17.79
             16.08                18.14
             16.20                18.17
3/16         16.01                17.77
             16.17                17.90
             15.75                18.05
             16.31                18.51
             16.26                18.43
4/16         16.06                18.42
             15.67                17.93
             15.73                18.17
             15.69                18.20
5/16         16.20                18.73
             16.00                18.47
             15.74                17.87
             15.34                17.42
             15.21                16.79
6/16         15.98                17.79


----------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------
                                                                      Cumulative Total Return
                                                                     -------------------------
                                          6 Months Ended               Inception (9/24/2015)
                                            6/30/2016                      to 6/30/2016
FUND PERFORMANCE (3)
NAV                                           -2.29%                           -1.77%
Market Value                                  -2.46%                          -15.74%

INDEX PERFORMANCE
MSCI Europe Index                             -5.03%                           -0.97%
----------------------------------------------------------------------------------------------

-----------------------------------------------------
                                          % OF TOTAL
TOP 10 HOLDINGS                           INVESTMENTS
-----------------------------------------------------
Roche Holding AG (CHF)                        4.4%
Orange S.A. (EUR)                             4.1
Novartis AG (CHF)                             4.1
Nestle S.A. (CHF)                             3.5
Vodafone Group PLC (GBP)                      3.4
Sanofi (EUR)                                  3.4
Deutsche Post AG (EUR)                        3.2
British American Tobacco PLC (GBP)            3.1
Unilever N.V. (EUR)                           2.9
Deutsche Telekom AG (EUR)                     2.9
-----------------------------------------------------
                                     Total   35.0%
                                            ======

-----------------------------------------------------
                                          % OF TOTAL
COUNTRY ALLOCATION                        INVESTMENTS
-----------------------------------------------------
United Kingdom                               27.7%
France                                       24.6
Switzerland                                  16.0
Germany                                      13.2
Netherlands                                   8.3
Italy                                         5.0
Norway                                        2.1
Spain                                         1.5
Luxembourg                                    0.8
Portugal                                      0.8
-----------------------------------------------------
                                     Total  100.0%
                                            ======

-----------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                     INVESTMENTS
-----------------------------------------------------
Financials                                   23.3%
Health Care                                  16.1
Consumer Staples                             14.4
Telecommunication Services                   12.5
Industrials                                   9.8
Consumer Discretionary                        9.1
Utilities                                     7.7
Energy                                        6.2
Materials                                     0.9
-----------------------------------------------------
                                     Total  100.0%
                                            ======

(1) Most recent distribution paid or declared through 6/30/2016. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 6/30/2016. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per Common Share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                               SEMI-ANNUAL REPORT
                           JUNE 30, 2016 (UNAUDITED)


                                  SUB-ADVISOR

Henderson Global Investors (North America) Inc. ("Henderson" or the "Sub-Advisor") is an indirect, wholly owned subsidiary of Henderson Group Plc ("Henderson Group"), a London-based global investment management firm established in 1934. Henderson Group provides a full spectrum of investment products and services to clients around the world. First Trust Advisors L.P. and Henderson have engaged Henderson Investment Management Limited, a registered investment adviser and an indirect, wholly owned subsidiary of Henderson Group, as the sub-sub-advisor responsible for certain investment decisions of the Fund. With offices in 19 cities and more than 1,000 employees worldwide, Henderson Group managed approximately $127 billion in assets as of June 30, 2016.

                           PORTFOLIO MANAGEMENT TEAM

ALEX CROOKE, HEAD OF GLOBAL EQUITY INCOME

BEN LOFTHOUSE, CFA, PORTFOLIO MANAGER

MARKET RECAP

After a turbulent first half of the year, the MSCI Europe Index (the "Index") returned -5.03%. The market fell on concerns that global economic growth was slowing. During the period, the European Central Bank ("ECB") reacted to lower than expected inflation in Europe with additional monetary policy actions. While there was some market recovery in the second quarter, European equities sold off in June following the UK referendum result regarding membership in the European Union ("Brexit"). In this environment, larger cap stocks with foreign currency exposure as well as defensive companies outperformed while domestic cyclicals, particularly in the UK, lagged.

PERFORMANCE ANALYSIS

The First Trust Dynamic Europe Equity Income Fund (the "Fund") has been invested in European equities since its launch in September 2015. The Fund outperformed the Index over the period under review. The Fund's share price total return was -2.46% for the six months ended June 30, 2016 while the underlying NAV total return was -2.29%. Income generation from the companies owned has been strong and the Fund paid six distributions during this period, totaling $0.726 per share.

Macro indicators across Europe remained subdued with companies voicing caution as growth expectations and earnings expectations for 2016 were lowered consistently due to slower than expected global growth. There have, however, been signs of increased economic activity; car sales have been increasing across the continent since the start of the year and housing starts in some regions are picking up significantly.

The Fund maintains its tilt towards high quality businesses, with a focus on strong balance sheets and cash flow. The Fund's overweight position versus the Index in defensive sectors including Consumer Staples, Telecoms and Utilities has delivered outperformance. Continued market volatility and political uncertainty led to investors seeking reliable and attractive dividend yields in these sectors. Investments like Unilever and regulated utility National Grid also continued to increase their dividends this year, enabling the Fund to progress towards its yield objectives.

Among the best performing stocks in the Fund were Nexity, a French homebuilder benefiting from government policy that is driving the housing market forward; SGS, a stable industrial inspection company that re-rated on increasing margins; and British American Tobacco, which the market rewarded for its resilient business model. After poor performance in recent years, Energy has been the best performing sector this year. A rally in the price of oil provided a boost to shares across the group. The Fund had some exposure to the sector and benefited from strong individual stock performances such as that of Royal Dutch Shell, which was the top performer during the period. While the share price appreciation has been welcome, we remain wary and hold a modest position in the sector due to the low cash coverage supporting the sector's dividends.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                               SEMI-ANNUAL REPORT
                           JUNE 30, 2016 (UNAUDITED)


Negative interest rates introduced by the ECB and, more recently, concerns regarding Italian banks (not held in the portfolio) have meant that Financials have been the worst performing sector of the market this year. Several of the Fund's financial holdings have actually appreciated during the period, including Swiss lender Cembra and European Real Estate Trust Icade, and investors have benefited from significant dividend growth from many of the holdings. At the same time, many of the most significant negative contributors for the period are financial holdings such as insurer AXA and ING Group. The Fund has maintained its financial exposure as it is focused on undervalued companies with strong balance sheets, good competitive positions, and well-covered dividends. Outside of financials, the most significant underperformers included Lagardere, the French media business, and ITV, the British broadcast business.

INVESTMENT ACTIVITY

The Fund increased the level of leverage through the first quarter in order to take advantage of dislocated markets and opportunistically bought oversold names. New positions initiated included pharmaceutical company Bayer, oil company BP, and engineering firm Siemens. Some profits were taken in crop science company Syngenta, which has been bid for, and Swiss testing company SGS. Positions in HSBC and Barclays were sold on concerns around their dividend growth rates.

A dynamic currency hedging process has been utilized to mitigate the risk of adverse currency movements on the portfolio. At the end of 2015, a short forward currency contract was put in place to mitigate the risk of sterling weakness and was a positive contributor to performance over the first half of the reporting period as sterling weakened against the US dollar by -10%. The euro-denominated borrowing has been a negative contributor to performance in the short term, as the euro has appreciated slightly against the US dollar.

OPTIONS

To generate additional income, the Fund may write (or sell) call options on portfolio equity securities and certain broad-based securities indices in an amount up to 40% of the value of its Managed Assets. During this performance period, the options portfolio management team overwrote approximately 30% of the Fund's Managed Assets. The option strategy was executed on the broad-based Euro Stoxx 50 Index, selling one to three month call options approximately at-the-money to slightly out-of-the-money. The option strategy added to the total return of the Fund during the period as the overwritten index, the EuroStoxx 50, traded lower in price during the period.

MARKET AND FUND OUTLOOK

The Fund's focus on high quality income-generating investments has provided good support during the volatile markets seen during the first six months of 2016. European interest rates have continued to fall this year and in our view the outlook for dividend stocks remains positive in this environment due to investors increased requirement for yielding assets. Macro weakness could hamper the amount of ultimate dividend growth for the market overall; we believe the resilient cash-generative investments in this fund should continue to provide investors with attractive income returns. We will seek to benefit from periods of volatility by opportunistically adding to any oversold European franchises that offer healthy long-term income and capital appreciation prospects.

Additionally, while equity markets have recovered from the drawdown post-Brexit vote, we remain cautiously positioned. We believe the knock-on impact of the vote will undoubtedly weigh on economic growth, especially in the UK and Europe, and that we will begin to see this during the second half of 2016. Investors, however, continue to be comforted by central banks' willingness to support economies with continued loose monetary policy and expanding fiscal policies to drive growth and inflation. As always, we continue to focus on bottom-up, company specific investment opportunities.

FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
PORTFOLIO OF INVESTMENTS
JUNE 30, 2016 (UNAUDITED)

   SHARES                         DESCRIPTION                          VALUE
------------  ---------------------------------------------------  --------------
COMMON STOCKS - 112.7% (a)

              AIR FREIGHT & LOGISTICS - 3.8%
     410,955  Deutsche Post AG (b)...............................  $   11,577,634
                                                                   --------------
              BANKS - 7.8%
     209,070  BNP Paribas S.A. (b)...............................       9,168,875
     712,584  ING Groep N.V. (b) (c).............................       7,372,332
   3,038,349  Lloyds Banking Group PLC (b).......................       2,200,647
   1,385,273  Natixis S.A. (b)...................................       5,212,598
                                                                   --------------
                                                                       23,954,452
                                                                   --------------
              BEVERAGES - 3.2%
     354,833  Diageo PLC (b).....................................       9,912,495
                                                                   --------------
              BUILDING PRODUCTS - 2.8%
     225,643  Cie de Saint-Gobain (b)............................       8,553,133
                                                                   --------------
              CONSUMER FINANCE - 2.7%
     116,232  Cembra Money Bank AG (b)...........................       8,129,417
                                                                   --------------
              DIVERSIFIED TELECOMMUNICATION SERVICES - 10.9%
     626,725  Deutsche Telekom AG (b)............................      10,687,086
     922,591  Orange S.A. (b)....................................      15,001,797
     464,808  Telenor ASA (b)....................................       7,693,977
                                                                   --------------
                                                                       33,382,860
                                                                   --------------
              ELECTRIC UTILITIES - 4.8%
   2,038,892  Enel S.p.A. (b)....................................       9,051,556
      61,514  Red Electrica Corp. S.A. (b) (d)...................       5,496,506
                                                                   --------------
                                                                       14,548,062
                                                                   --------------
              FOOD PRODUCTS - 4.2%
     166,377  Nestle S.A. (b)....................................      12,890,613
                                                                   --------------
              GAS UTILITIES - 2.2%
   1,108,992  Snam S.p.A. (b)....................................       6,630,031
                                                                   --------------
              INDUSTRIAL CONGLOMERATES - 2.9%
      87,854  Siemens AG (b).....................................       9,015,683
                                                                   --------------
              INSURANCE - 9.2%
      23,556  Allianz SE (b).....................................       3,360,439
     230,172  Assicurazioni Generali S.p.A. (b)..................       2,714,277
     342,588  AXA S.A. (b).......................................       6,773,861
      32,729  Muenchener Rueckversicherungs-Gesellschaft AG in
                 Muenchen (b)....................................       5,488,491
     274,194  Prudential PLC (b).................................       4,652,773
     171,398  SCOR SE (b)........................................       5,067,389
                                                                   --------------
                                                                       28,057,230
                                                                   --------------
              MEDIA - 10.8%
   3,000,231  ITV PLC (b)........................................       7,193,581
     301,724  Lagardere SCA (b)..................................       6,563,117
     462,906  NOS SGPS S.A. (b)..................................       2,801,359
     301,947  Reed Elsevier N.V. (b).............................       5,223,875
      34,577  RTL Group S.A. (b).................................       2,836,894
     409,879  WPP PLC (b)........................................       8,542,456
                                                                   --------------
                                                                       33,161,282
                                                                   --------------


                        See Notes to Financial Statements                 Page 5

FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

   SHARES                         DESCRIPTION                          VALUE
------------  ---------------------------------------------------  --------------
COMMON STOCKS (CONTINUED) (a)

              METALS & MINING - 1.1%
     110,457  Rio Tinto PLC (b)..................................  $    3,431,517
                                                                   --------------
              MULTI-UTILITIES - 2.3%
     481,539  National Grid PLC (b)..............................       7,081,189
                                                                   --------------
              OIL, GAS & CONSUMABLE FUELS - 7.4%
     849,788  BP PLC (b).........................................       4,974,249
     357,313  Royal Dutch Shell PLC (b) (c)......................       9,801,247
     167,545  TOTAL S.A. (b).....................................       8,034,792
                                                                   --------------
                                                                       22,810,288
                                                                   --------------
              PERSONAL PRODUCTS - 3.5%
     230,391  Unilever N.V.......................................      10,715,398
                                                                   --------------
              PHARMACEUTICALS - 19.2%
     123,577  AstraZeneca PLC (b)................................       7,387,868
      81,137  Bayer AG (b).......................................       8,148,987
     180,144  Novartis AG (b)....................................      14,868,825
      61,403  Roche Holding AG (b)...............................      16,203,013
     148,604  Sanofi (b).........................................      12,346,426
                                                                   --------------
                                                                       58,955,119
                                                                   --------------
              PROFESSIONAL SERVICES - 2.2%
     131,950  Adecco S.A. (b)....................................       6,655,305
                                                                   --------------
              REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.4%
      87,404  Nexity S.A. (b)....................................       4,421,379
                                                                   --------------
              TOBACCO - 6.2%
     176,409  British American Tobacco PLC (b)...................      11,436,427
     139,963  Imperial Brands PLC (b)............................       7,590,582
                                                                   --------------
                                                                       19,027,009
                                                                   --------------
              WIRELESS TELECOMMUNICATION SERVICES - 4.1%
   4,086,923  Vodafone Group PLC (b).............................      12,460,453
                                                                   --------------
              TOTAL COMMON STOCKS................................     345,370,549
              (Cost $363,023,652)                                  --------------

REAL ESTATE INVESTMENT TRUSTS - 6.7% (a)

              REAL ESTATE INVESTMENT TRUSTS - 6.7%
     599,283  British Land (The) Co., PLC (b)....................       4,865,754
     162,666  Eurocommercial Properties N.V. (b).................       6,927,423
     127,105  Icade (b)..........................................       8,931,715
                                                                   --------------
              TOTAL REAL ESTATE INVESTMENT TRUSTS................      20,724,892
              (Cost $23,591,599)                                   --------------

              TOTAL INVESTMENTS - 119.4%.........................     366,095,441
              (Cost $386,615,251) (e)                              --------------


Page 6                  See Notes to Financial Statements

FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

 NUMBER OF
 CONTRACTS                        DESCRIPTION                          VALUE
------------  ---------------------------------------------------  --------------
CALL OPTIONS WRITTEN - (0.5%)

              EURO STOXX 50 PRICE
         779  @ $3,000 due July 2016.............................  $      (72,605)
         643  @  3,150 due July 2016.............................          (3,568)
         816  @  2,975 due August 2016...........................        (408,361)
         704  @  2,900 due September 2016........................        (726,240)
         679  @  3,000 due September 2016........................        (396,622)
                                                                   --------------
              TOTAL CALL OPTIONS WRITTEN.........................      (1,607,396)
              (Premiums received $3,801,633)                       --------------

              OUTSTANDING LOAN - (29.5%).........................     (90,444,623)

              NET OTHER ASSETS AND LIABILITIES - 10.6%...........      32,495,569
                                                                   --------------
              NET ASSETS - 100.0%................................  $  306,538,991
                                                                   ==============

-----------------------------

(a) All of a portion of these securities serve as collateral on the outstanding loan.

(b) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Fund's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At June 30, 2016, securities noted as such are valued at $355,380,043 or 115.9% of net assets. Certain of these securities are fair valued using a factor provided by an independent pricing service due to the change in value between the foreign markets' close and the New York Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.

(c) All or a portion of this security is pledged to cover index call options written.

(d)   Non-income producing security.

(e) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $10,366,417 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $30,886,227.

Currency Abbreviations:
      EUR   Euro
      GBP   British Pound Sterling
      USD   United States Dollar


                        See Notes to Financial Statements                 Page 7

FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                   ASSETS TABLE
                                                                                         LEVEL 2         LEVEL 3
                                                          TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                        VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                                                        6/30/2016        PRICES          INPUTS          INPUTS
                                                      -------------   -------------   -------------   -------------
Common Stocks:
   Personal Products...............................   $  10,715,398   $  10,715,398   $          --   $          --
   Other Industry Categories*......................     334,655,151              --     334,655,151              --
                                                      -------------   -------------   -------------   -------------
Total Common Stocks................................     345,370,549      10,715,398     334,655,151              --
Real Estate Investment Trusts......................      20,724,892              --      20,724,892              --
                                                      -------------   -------------   -------------   -------------
Total Investments .................................     366,095,441      10,715,398     355,380,043              --
Forward Foreign Currency Contracts**...............       4,522,343              --       4,522,343              --
                                                      -------------   -------------   -------------   -------------
Total..............................................   $ 370,617,784   $  10,715,398   $ 359,902,386   $          --
                                                      =============   =============   =============   =============

                                                 LIABILITIES TABLE
                                                                                         LEVEL 2         LEVEL 3
                                                          TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                        VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                                                        6/30/2016        PRICES          INPUTS          INPUTS
                                                      -------------   -------------   -------------   -------------
Call Options Written...............................   $  (1,607,396)  $          --   $  (1,607,396)  $          --
                                                      =============   =============   =============   =============

*     See Portfolio of Investments for industry breakout.

** See the Forward Foreign Currency Contracts table for contract and currency detail.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of June 30, 2016, the Fund transferred investments valued at $5,194,124 from Level 1 to Level 2 of the fair value hierarchy. The investments that transferred from Level 1 to Level 2 did so as a result of being fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the New York Stock Exchange close on June 30, 2016, exceeding a certain threshold. Previously, these investments were valued based on quoted prices. The inputs or methodologies used for valuing securities and classifying them in one of the three levels of the fair value hierarchy are not necessarily an indication of the risk associated with investing in those securities.


Page 8                  See Notes to Financial Statements

FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

FORWARD FOREIGN CURRENCY CONTRACTS (see Note 2C - Forward Foreign Currency Contracts in the Notes to Financial Statements):

                                            FORWARD FOREIGN CURRENCY CONTRACTS
                               -------------------------------------------------------------
                                                                               PURCHASE              SALE            UNREALIZED
 SETTLEMENT                          AMOUNT                AMOUNT             VALUE AS OF        VALUE AS OF        APPRECIATION
    DATE        COUNTERPARTY      PURCHASED (1)           SOLD (1)           JUNE 30, 2016      JUNE 30, 2016      (DEPRECIATION)
-------------   ------------   ------------------   --------------------   -----------------   -----------------   --------------
  08/04/16          BNS        USD     30,853,232   GBP       21,097,742   $      30,853,232   $      28,093,950   $    2,759,282
  08/04/16          BNS        USD     42,579,217   EUR       36,738,051          42,579,217          40,816,156        1,763,061
                                                                                                                   --------------
Net Unrealized Appreciation (Depreciation)......................................................................   $    4,522,343
                                                                                                                   ==============

(1)   Please see Portfolio of Investments for currency descriptions.

Counterparty Abbreviations:
  BNS   Bank of Nova Scotia


CURRENCY EXPOSURE                   % OF TOTAL
DIVERSIFICATION                   INVESTMENTS (2)
-------------------------------------------------
Euro                                   45.1%
United States Dollar                   19.8
British Pound Sterling                 17.2
Swiss Franc                            15.8
Norwegian Krone                         2.1
-------------------------------------------------
                             Total    100.0%
                                      ======

(2)   The weightings include the impact of currency forwards.


                        See Notes to Financial Statements                 Page 9

FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2016 (UNAUDITED)

ASSETS:
Investments, at value
   (Cost $386,615,251).........................................................................      $366,095,441
Cash...........................................................................................        22,396,195
Unrealized appreciation on forward foreign currency contracts..................................         4,522,343
Receivables:
   Investment securities sold..................................................................         4,115,645
   Dividends...................................................................................         1,259,586
   Dividend reclaims...........................................................................         1,118,919
Prepaid expenses...............................................................................            17,317
                                                                                                     ------------
   Total Assets................................................................................       399,525,446
                                                                                                     ------------

LIABILITIES:
Outstanding loan...............................................................................        90,444,623
Options written, at value (Premiums received $3,801,633).......................................         1,607,396
Due to custodian foreign currency (Cost $32,631)...............................................            33,933
Payables:
   Investment advisory fees....................................................................           361,610
   Interest and fees due on loan...............................................................           153,030
   Administrative fees.........................................................................           132,238
   Custodian fees..............................................................................            82,215
   Offering costs..............................................................................            72,016
   Printing fees...............................................................................            53,906
   Audit and tax fees..........................................................................            27,217
   Transfer agent fees.........................................................................             8,571
   Financial reporting fees....................................................................               745
   Trustees' fees and expenses.................................................................               701
Other liabilities..............................................................................             8,254
                                                                                                     ------------
   Total Liabilities...........................................................................        92,986,455
                                                                                                     ------------
NET ASSETS.....................................................................................      $306,538,991
                                                                                                     ============
NET ASSETS CONSIST OF:
Paid-in capital................................................................................      $328,297,124
Par value......................................................................................           172,319
Accumulated net investment income (loss).......................................................        (1,213,927)
Accumulated net realized gain (loss) on investments, options, forward foreign currency
   contracts and foreign currency transactions.................................................        (5,886,391)
Net unrealized appreciation (depreciation) on investments, options, forward
foreign currency contracts, and foreign currency translation...................................       (14,830,134)
                                                                                                     ------------
NET ASSETS.....................................................................................      $306,538,991
                                                                                                     ============
NET ASSET VALUE, per share.....................................................................      $      17.79
                                                                                                     ============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....        17,231,908
                                                                                                     ============


Page 10                 See Notes to Financial Statements

FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2016 (UNAUDITED)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $1,847,116).......................................      $ 14,788,723
Interest.......................................................................................             9,324
Other..........................................................................................                22
                                                                                                     ------------
   Total investment income.....................................................................        14,798,069
                                                                                                     ------------

EXPENSES:
Investment advisory fees.......................................................................         2,207,353
Interest and fees on loan......................................................................           390,050
Administrative fees............................................................................            86,935
Custodian fees.................................................................................            53,239
Printing fees..................................................................................            37,295
Audit and tax fees.............................................................................            22,228
Transfer agent fees............................................................................            11,851
Listing expense................................................................................            11,810
Legal fees.....................................................................................            10,248
Trustees' fees and expenses....................................................................             9,562
Financial reporting fees.......................................................................             4,599
Other..........................................................................................            10,900
                                                                                                     ------------
   Total expenses..............................................................................         2,856,070
                                                                                                     ------------
NET INVESTMENT INCOME (LOSS)...................................................................        11,941,999
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.................................................................................        (9,938,816)
   Written option transactions.................................................................         5,612,521
   Forward foreign currency contracts..........................................................        (1,198,386)
   Foreign currency transactions...............................................................          (321,101)
                                                                                                     ------------
Net realized gain (loss).......................................................................        (5,845,782)
                                                                                                     ------------
Net change in unrealized appreciation (depreciation) on:
   Investments.................................................................................       (17,713,893)
   Written options held........................................................................           641,207
   Forward foreign currency contracts..........................................................         3,582,626
   Foreign currency translation................................................................        (2,204,615)
                                                                                                     ------------
Net change in unrealized appreciation (depreciation)...........................................       (15,694,675)
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................       (21,540,457)
                                                                                                     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................      $ (9,598,458)
                                                                                                     ============


                        See Notes to Financial Statements                Page 11

FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          FOR THE
                                                                                         SIX MONTHS
                                                                                           ENDED            PERIOD
                                                                                         6/30/2016          ENDED
                                                                                        (UNAUDITED)     12/31/2015 (a)
                                                                                       --------------   --------------
OPERATIONS:
Net investment income (loss)......................................................      $ 11,941,999     $    704,128
Net realized gain (loss)..........................................................        (5,845,782)         694,763
Net change in unrealized appreciation (depreciation)..............................       (15,694,675)         864,541
                                                                                        ------------     ------------
Net increase (decrease) in net assets resulting from operations...................        (9,598,458)       2,263,432
                                                                                        ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.............................................................       (12,510,365)      (1,206,937)
Net realized gain.................................................................                --         (878,124)
                                                                                        ------------     ------------
Total distributions to shareholders...............................................       (12,510,365)      (2,085,061)
                                                                                        ------------     ------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.........................................................                --      329,129,443
Cost of shares redeemed...........................................................                --               --
Offering costs....................................................................                --         (660,000)
                                                                                        ------------     ------------
Net increase (decrease) in net assets resulting from shareholder transactions.....                --      328,469,443
                                                                                        ------------     ------------
Total increase (decrease) in net assets...........................................       (22,108,823)     328,647,814

NET ASSETS:
Beginning of period...............................................................       328,647,814               --
                                                                                        ------------     ------------
End of period.....................................................................      $306,538,991     $328,647,814
                                                                                        ============     ============
Accumulated net investment income (loss) at end of period.........................      $ (1,213,927)    $   (645,561)
                                                                                        ============     ============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period...........................................        17,231,908               --
Shares sold.......................................................................                --       17,231,908
                                                                                        ------------     ------------
Shares outstanding, end of period.................................................        17,231,908       17,231,908
                                                                                        ============     ============


(a) The Fund was seeded on August 20, 2015 and commenced operations on September 24, 2015.


Page 12                 See Notes to Financial Statements

FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
STATEMENT OF CASH FLOWS FOR
THE SIX MONTHS ENDED JUNE 30, 2016 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations.................      $ (9,598,458)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used by operating activities:
      Purchases of investments..................................................      (100,030,355)
      Sales of investments......................................................       108,878,791
      Proceeds from written options.............................................         7,379,955
      Amount paid to close written options......................................        (1,673,592)
      Net realized gain/loss on investments and written options transactions....         4,326,295
      Net change in unrealized appreciation/depreciation on investments and
         written options held...................................................        17,072,686
      Net change in unrealized appreciation (depreciation) on forward foreign
         currency contracts.....................................................        (3,582,626)
CHANGES IN ASSETS AND LIABILITIES:
      Increase in dividends receivable..........................................          (749,990)
      Increase in dividend reclaims receivable..................................        (1,118,919)
      Increase in prepaid expenses..............................................           (11,448)
      Decrease in offering costs payable........................................          (185,984)
      Increase in interest and fees on loan payable.............................            19,979
      Decrease in investment advisory fees payable..............................           (28,948)
      Decrease in audit and tax fees payable....................................           (17,483)
      Increase in printing fees payable.........................................            16,591
      Increase in administrative fees payable...................................            86,934
      Increase in custodian fees payable........................................            53,239
      Decrease in transfer agent fees payable...................................                (8)
      Increase in Trustees' fees and expenses payable...........................               505
      Decrease in financial reporting fees payable..............................               (26)
      Increase in other liabilities payable.....................................             5,466
                                                                                      ------------
CASH PROVIDED BY OPERATING ACTIVITIES...........................................                     $    20,842,604
                                                                                                     ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Distributions to Common Shareholders from net investment income...........       (12,510,365)
      Repayment of Euro Borrowings..............................................        (7,892,850)
      Proceeds from Euro Borrowings.............................................         7,088,575
      Effect of exchange rate changes on Euro loan (a)..........................         2,135,400
                                                                                      ------------
CASH USED BY FINANCING ACTIVITIES...............................................                         (11,179,240)
                                                                                                     ---------------
Increase in cash and foreign currency (b).......................................                           9,663,364
Cash and foreign currency at beginning of period................................                          12,698,898
                                                                                                     ---------------
CASH  AND FOREIGN CURRENCY AT END OF PERIOD.....................................                     $    22,362,262
                                                                                                     ===============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees...............................                     $       370,071
                                                                                                     ===============


(a) This amount is a component of net change in unrealized appreciation (depreciation) on foreign currency translation as shown on the Statement of Operations.

(b) Includes net change in unrealized appreciation (depreciation) on foreign currency of $(69,215), which does not include the effect of exchange rate changes on Euro borrowings.


                        See Notes to Financial Statements                Page 13

FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                              SIX MONTHS    FOR THE PERIOD
                                                 ENDED      9/24/2015 (a)
                                               6/30/2016       THROUGH
                                              (UNAUDITED)     12/31/2015
                                              -----------   --------------
Net asset value, beginning of period........   $   19.07      $    19.10
                                               ---------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................        0.69            0.04
Net realized and unrealized gain (loss).....       (1.24)           0.05
                                               ---------      ----------
Total from investment operations............       (0.55)           0.09
                                               ---------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.......................       (0.73)          (0.07)
Net realized gain...........................          --           (0.05)
                                               ---------      ----------
Total distributions.........................       (0.73)          (0.12)
                                               ---------      ----------
Net asset value, end of period..............   $   17.79      $    19.07
                                               =========      ==========
Market value, end of period.................   $   15.98      $    17.16
                                               =========      ==========
TOTAL RETURN BASED ON NET ASSET VALUE (b)...       (2.29)%          0.52%
                                               =========      ==========
TOTAL RETURN BASED ON MARKET VALUE (b)......       (2.46)%        (13.61)%
                                               =========      ==========

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........   $ 306,539      $  328,648
Ratio of total expenses to average net
   assets...................................        1.86% (c)       1.72% (c)
Ratio of net expenses to average net assets
   excluding interest expense...............        1.61% (c)       1.56% (c)
Ratio of net investment income (loss) to
   average net assets.......................        7.78% (c)       0.82% (c)
Portfolio turnover rate.....................          25%              5%
INDEBTEDNESS:
Total loan outstanding (in 000's)...........   $  90,445      $   89,113
Asset coverage per $1,000 of
   indebtedness (d).........................   $   4,389      $    4,688

-----------------------------

(a) The Fund was seeded on August 20, 2015 and commenced operations on September 24, 2015.

(b) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per Common Share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(c)   Annualized.

(d) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the loan balance in 000s.


Page 14                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                           JUNE 30, 2016 (UNAUDITED)


                                1. ORGANIZATION

First Trust Dynamic Europe Equity Income Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on May 11, 2015, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol "FDEU" on the New York Stock Exchange ("NYSE").

The Fund's investment objective is to provide a high level of current income, with a secondary focus on capital appreciation. The Fund pursues its objective by investing at least 80% of its Managed Assets under normal market conditions, in a portfolio of equity securities of European companies of any market capitalization. "Managed Assets" means the total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objective.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund, which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Common stocks, real estate investment trusts ("REITs") and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Over-the-counter options contracts are fair valued at the closing price in the market of the underlying contracts where such contracts are principally traded.

      Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service or by certain independent dealers in such contracts.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                           JUNE 30, 2016 (UNAUDITED)

which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statement;

      9) the existence of merger proposals or tender offers that might affect the value of the security;

     10) the value of similar foreign securities traded on other foreign markets;

     11)    ADR trading of similar securities;

     12)    closed-end fund trading of similar securities;

     13)    foreign currency exchange activity;

     14) the trading prices of financial products that are tied to baskets of foreign securities;

     15)    factors relating to the event that precipitated the pricing problem;

     16)    whether the event is likely to recur; and

     17) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Because foreign markets may be open on different days than the days during which investors may transact in the shares of the Fund, the value of the Fund's securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of June 30, 2016, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded by using the effective interest method.

The Fund holds shares of REITs. Distributions from such investments may be comprised of return of capital, capital gains and income. The actual character of amounts received during the year is not known until after the REIT's fiscal year end. The Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. FORWARD FOREIGN CURRENCY CONTRACTS

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objective. Forward foreign currency contracts are agreements between two parties ("Counterparties") to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                           JUNE 30, 2016 (UNAUDITED)

Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in "Unrealized appreciation (depreciation) on forward foreign currency contracts" on the Statement of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in "Net change in unrealized appreciation (depreciation) on forward foreign currency contracts" on the Statement of Operations. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund's basis in the contract. This realized gain or loss would be included in "Net realized gain (loss) on forward foreign currency contracts" on the Statement of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund's intent to convert the currency held by the Fund into the currency that the counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganizing process. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

D. OFFSETTING ON THE STATEMENT OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency) for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

At June 30, 2016, derivative assets and liabilities (by type) on a gross basis are as follows:

                                                                                          Gross Amounts
                                                                                        not Offset in the
                                                                                           Statement of
                                                                   Net Amounts of     Assets and Liabilities
                                               Gross Amounts      Assets Presented   ------------------------
                         Gross Amounts of    Offset in the in      the Statement                   Collateral
                            Recognized      Statement of Assets    of Assets and      Financial     Amounts
                          Amounts Assets      and Liabilities       Liabilities      Instruments    Received    Net Amount
---------------------------------------------------------------------------------------------------------------------------
Forward Foreign
   Currency Contracts*   $   4,522,343      $        --           $   4,522,343      $    --       $   --       $ 4,522,343

* The respective counterparties for each contract are disclosed in the Forward Foreign Currency Contracts table in the Portfolio of Investments.

                                                                                          Gross Amounts
                                                                                        not Offset in the
                                                                   Net Amounts of          Statement of
                                                                    Liabilities       Assets and Liabilities
                         Gross Amounts of      Gross Amounts      Presented in the   ------------------------
                            Recognized         Offset in the        Statement of                   Collateral
                             Amounts        Statement of Assets      Assets and       Financial     Amounts
                           Liabilities        and Liabilities       Liabilities      Instruments    Received    Net Amount
---------------------------------------------------------------------------------------------------------------------------
Written Options          $   1,607,396      $        --           $   1,607,396      $    --       $   --       $ 1,607,396


E. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                           JUNE 30, 2016 (UNAUDITED)

include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in "Net realized gain/loss on foreign currency transactions" on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statement of Operations.

F. OPTION CONTRACTS

The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may write (sell) options to hedge against changes in the value of equities. Also, the Fund seeks to generate additional income, in the form of premiums received, from writing (selling) the options. The Fund may write (sell) covered call options ("options") on a portion of the equity securities held in the Fund's portfolio and on securities indices as determined to be appropriate by the Advisor, and consistent with the Fund's investment objective in an amount up to 40% of the value of its Managed Assets. The Fund will write (sell) a call option on an individual security only if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Advisor, the Sub-Advisor or the Sub-Sub-Advisor (in accordance with procedures approved by the Board of Trustees) in such amount that are segregated by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. Options on securities indices are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security and are similar to options on single securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. The Fund will not write (sell) "naked" or uncovered call options. If certain equity securities held in the Fund's portfolio are not covered by a related call option on the individual equity security, securities index options may be written on all or a portion of such uncovered securities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.

Options the Fund writes (sells) will either be exercised, expire or be cancelled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. If the price of the underlying equity security is less than the option's strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund.

The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option's expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund distributes to holders of its Common Shares monthly distributions of all or a portion of its net income after the payment of interest in connection with leverage used by the Fund. In addition to regular monthly distributions, for two years following the Fund's initial public offering, the Fund intends to pay quarterly distributions in cash to Common Shareholders if certain conditions are met. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. Distributions are automatically reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                           JUNE 30, 2016 (UNAUDITED)

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per Common Share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.

The tax character of distributions paid during the fiscal period ended December 31, 2015, was as follows:

Distributions paid from:                              2015
Ordinary income..............................    $    2,085,061

As of December 31, 2015, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income................    $      294,156
Undistributed capital gains..................                --
                                                 --------------
Total undistributed earnings.................           294,156
Accumulated capital and other losses.........                --
Net unrealized appreciation (depreciation)...          (115,785)
                                                 --------------
Total accumulated earnings (losses)..........           178,371
Other........................................                --
Paid-in capital..............................       328,469,443
                                                 --------------
Net assets...................................    $  328,647,814
                                                 ==============

H. INCOME TAXES

The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2015, the Fund had no non-expiring capital loss carryforwards for federal income tax purposes.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable year ended 2015 remains open for audit. As of June 30, 2016, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

I. EXPENSES:

The Fund will pay all expenses directly related to its operations.

J. ORGANIZATION AND OFFERING COSTS

Organization costs consisted of costs incurred to establish the Fund and enable it to legally conduct business. These costs included filing fees, listing fees, legal services pertaining to the organization of the business and audit fees relating to the initial registration and auditing the initial statement of assets and liabilities, among other fees. Offering costs consisted of legal fees pertaining to the Fund's shares offered for sale, registration fees, underwriting fees, and printing of the initial prospectus, among other fees. First Trust paid all organization expenses. The Fund's Common Share offering costs of $660,000 were recorded as a reduction of the proceeds from sales from the sale of Common Shares during the period ended December 31, 2015.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.10% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                           JUNE 30, 2016 (UNAUDITED)

Henderson Global Investors (North America) Inc. ("Henderson" or the "Sub-Advisor") serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of the Fund's Managed Assets that is paid by First Trust out of its investment advisory fee.

Brown Brothers Harriman & Co. ("BBH") serves as the Fund's administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As custodian, BBH is responsible for custody of the Fund's assets.

Computershare, Inc. serves as the Fund's transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the six months ended June 30, 2016, were $99,689,405 and $112,994,436, respectively.

                           5. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by the Fund at June 30, 2016, the primary underlying risk exposure and location of these instruments as presented on the Statement of Assets and Liabilities. In compliance with the 1940 Act, the Fund covers its derivative commitments by earmarking liquid assets, entering into offsetting transactions or owning positions covering its obligations.

                                                   ASSET DERIVATIVES                             LIABILITY DERIVATIVES
                                     ----------------------------------------------  ----------------------------------------------
DERIVATIVE                                STATEMENT OF ASSETS AND                         STATEMENT OF ASSETS AND
INSTRUMENT            RISK EXPOSURE         LIABILITIES LOCATION           VALUE            LIABILITIES LOCATION           VALUE
--------------------  -------------  ----------------------------------  ----------  ----------------------------------  ----------
Forward foreign       Currency Risk  Unrealized appreciation on                      Unrealized depreciation on
  currency contracts                 forward foreign currency contracts  $4,522,343  forward foreign currency contracts  $       --

Written Options       Equity Risk    Options written, at value           $       --  Options written, at value           $1,607,396


The following table presents the amount of net realized gain(loss) and change in net unrealized appreciation (depreciation) recognized for the period ended June 30, 2016, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

STATEMENT OF OPERATIONS LOCATION
---------------------------------------------------------------------------
CURRENCY RISK EXPOSURE
Net realized gain (loss) on forward foreign currency contracts $ (1,198,386) Net change in unrealized appreciation (depreciation) on forward
   foreign currency contracts                                     3,582,626
EQUITY RISK EXPOSURE
Net realized gain (loss) on written option transactions           5,612,521
Net change in unrealized appreciation (depreciation) on written
   options held                                                     641,207

During the period ended June 30, 2016, notional values of forward foreign currency contracts opened and closed were $144,043,647 and $142,611,198, respectively.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                           JUNE 30, 2016 (UNAUDITED)

Written options activity for the Fund was as follows:


                                                    NUMBER OF
WRITTEN OPTIONS                                     CONTRACTS    PREMIUMS
---------------------------------------------------------------------------
Options outstanding at December 31, 2015                 3,434  $ 3,707,791
Options Written                                          8,589    7,379,955
Options Expired                                         (6,993)  (5,884,695)
Options Exercised                                           --           --
Options Closed                                          (1,409)  (1,401,418)
                                                    ----------  -----------
Options outstanding at June 30, 2016                     3,621  $ 3,801,633
                                                    ==========  ===========

The Fund does not have the right to offset financial assets and financial liabilities related to option contracts and forward foreign currency contracts on the Statement of Assets and Liabilities.

                                 6. BORROWINGS

The Fund has entered into a credit agreement with The Bank of Nova Scotia, which provides for a revolving credit facility to be used as leverage for the Fund. The revolving credit facility provides for a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total commitment under the facility is up to $117,000,000. The borrowing rate under the revolving credit facility is equal to the Euro rate of the 6-month LIBOR plus 77.5 basis points. As of June 30, 2016, the Fund had three loans outstanding under the revolving credit facility totaling $90,444,623 (81,500,000 EUR). For the six months ended June 30, 2016 the average amount outstanding was $94,720,401 (84,901,098 EUR). The high and low annual interest rates during the six months ended June 30, 2016 were 0.7859% and 0.7750%, respectively, and the weighted average interest rate was 0.7802%. The interest rate at June 30, 2016 was 0.775%. The Fund does not pay a commitment fee unless the loan balance drops below 75% of total commitment, which results in a fee of 0.25% and is included in "Interest and fees on loan" on the Statement of Operations.

                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

On July 20, 2016, the Fund declared a distribution of $0.121 per Common Share to Common Shareholders of record on August 1, 2016, payable August 15, 2016.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                           JUNE 30, 2016 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company, N.A. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 30170, College Station, TX 77842-3170.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

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ADDITIONAL INFORMATION (CONTINUED)
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              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                           JUNE 30, 2016 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions.

FOREIGN (NON-U.S.) SECURITIES RISK: Investing in securities of non-U.S. issuers may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non U.S. countries may grow at slower rates than expected or may experience a downturn or recession;
(v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund's return.

EMERGING MARKETS RISK: Investments in securities of issuers located in emerging market countries are considered speculative. In addition to the general risks of investing in non-U.S. securities, heightened risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

EUROPEAN MARKETS RISK: Investing in Europe involves risks not typically associated with investments in the United States. While many countries in Europe are considered to have developed markets, investing in the developed countries of Europe imposes different risks than those associated with investing in other developed markets. Many countries in Europe are members of the European Union ("EU"), which faces major issues involving its membership, structure, procedures and policies. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and may reduce any diversification benefit a Fund may seek by investing in multiple countries within Europe. European countries that are members of, or candidates to join, the Economic and Monetary Union ("EMU") (which is comprised of EU members that have adopted the Euro currency) are subject to restrictions on inflation rates, interest rates, deficits and debt levels, as well as fiscal and monetary controls. By adopting the Euro as its currency, a member state relinquishes control over its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary controls implemented by the EMU, and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. In addition, the fiscal policies of a single member state can impact and pose economic risks to the EU as a whole. Investing in Euro-denominated securities also creates exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over national-level support for the Euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the Euro. The dissolution of the Euro would have significant negative effects on European economies and would cause funds with holdings denominated in Euros to face substantial challenges, including difficulties relating to settlement of trades and valuation of holdings, diminished liquidity, and the redenomination of holdings into other currencies.

FOREIGN CURRENCY RISK: The Fund will engage in practices and strategies that will result in exposure to fluctuations in foreign exchange rates, thus subjecting the Fund to foreign currency risk. The Fund's exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in

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              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                           JUNE 30, 2016 (UNAUDITED)

value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including the forces of supply and demand in the non-U.S. exchange markets, actual or perceived changes in interest rates, rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These fluctuations may have a significant adverse impact on the value of the Fund's portfolio and/or the level of Fund distributions made to Common Shareholders. As noted above, the Fund will seek to hedge exposure to reduce the risk of loss due to fluctuations in currency exchange rates relative to the U.S. dollar. There is no assurance, however, that these strategies will be available or will be successful and the Fund will incur costs associated with such strategies.

GEOGRAPHIC CONCENTRATION RISK: The Fund may invest from time to time a substantial amount of its assets in issuers located in a single country or region. Investments in a single region, although representing a number of different countries within the region, may be affected by common economic forces and other factors. Because the Fund will concentrate its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. This vulnerability to factors affecting European investments is significantly greater than it would be for a more geographically diversified fund, and may result in greater losses and volatility. This risk increases to the extent the Fund focuses on issuers in a limited number of countries in Europe. Western Europe has, in certain instances, been susceptible to serious financial hardship, high debt levels and high levels of unemployment. The European Union itself has experienced difficulties in connection with the debt loads of some of its member states. In addition, the Fund's investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

REAL ESTATE INVESTMENT TRUST (REIT) RISK: Investing in REITs involves certain unique risks in addition to investing in the real estate industry in general. REITs are subject to interest rate risk and the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, their securities may trade less frequently and in a limited volume, and their securities may be subject to more abrupt or erratic price movements than larger company securities.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares with respect to payment of dividends or upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares.

MARKET DISRUPTION AND GEOPOLITICAL RISK: Some countries in which the Fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short term market volatility and may have adverse long term effects on the European and world economies and markets generally, each of which may negatively impact the Fund's investments. For example, there have been various events throughout Europe, including Russia's annexation of Crimea and the resulting sanctions against Russia, ongoing tension between Russia and Ukraine and the political uncertainty and market turmoil in Greece, that have recently had and may continue to have an adverse impact on European and global markets. It is possible, for instance, that the events occurring in Russia could result in, among other things, Russia withholding its natural gas supply from other European countries, which has the potential to harm the economies and markets of such countries. The events occurring in one country or region (including non-European countries and regions) may spread through, or otherwise effect, other countries and regions across Europe and therefore adversely impact the Fund's investments in such countries and regions.

EUROPEAN UNION RISK: Continuing uncertainty as to the status of the Euro and the European Monetary Union and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the European Union ("EU") could have significant adverse effects on currency and financial markets, and on the values of a Fund's portfolio investments. The United Kingdom's referendum on June 23, 2016 to leave the European Union (known as "Brexit") sparked depreciation in the value of the British pound, short-term declines in the stock markets and heightened risk of continued economic volatility worldwide. Although the long-term effects of Brexit are difficult to gauge and cannot be fully known, they could have wide ranging implications for the United Kingdom's economy, including: possible inflation or recession, continued depreciation of the pound, or disruption to Britain's trading arrangements with the rest of Europe. The United Kingdom is one of the EU's largest economies; its departure also may negatively impact the EU and Europe as a whole, such as by causing volatility within the union, trigging prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                           JUNE 30, 2016 (UNAUDITED)

UNITED KINGDOM RISK: Investments in British issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic health of the United States and other European countries. On June 23, 2016, the United Kingdom voted via referendum to leave the European Union ("EU"), which immediately led to significant market volatility around the world, as well as political, economic, and legal uncertainty. It is expected that the United Kingdom's exit from the EU will take place within two years after the United Kingdom formally notifies the European Council of its intention to withdraw. However, there is still considerable uncertainty relating to the potential consequences and precise timeframe for the exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the United Kingdom's exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.

REDENOMINATION RISK: Continuing uncertainty as to the status of the euro and the EMU has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund's portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Fund's investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or sell. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

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FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Henderson Global Investors (North America) Inc.
737 North Michigan Avenue, Suite 1700
Chicago, Illinois 60611

ADMINISTRATOR,
FUND ACCOUNTANT &
CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

TRANSFER AGENT
Computershare, Inc.
P.O. Box 30170
College Station, TX 77842-3170

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)   Not applicable.

(b) There have been no changes, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the Registrant's most recent annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
            under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

      (a)(1) Not applicable.

      (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

      (a)(3) Not applicable.

      (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)     First Trust Dynamic Europe Equity Income Fund
            --------------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date:  August 22, 2016
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date:  August 22, 2016
     -------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date:  August 22, 2016
     -------------------

* Print the name and title of each signing officer under his or her signature.